Exhibit 99.1

KBS SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2016
UNAUDITED
U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Operations	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Changes in Equity	5-6

Consolidated Statements of Cash Flows	7-8

Notes to Interim Consolidated Financial Statements	9-13

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KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$266,683	$37,536	$21,072
Rents and other receivables, net	1,916	2,392	1,671
Prepaid expenses and other assets	3,665	2,241	3,351
Restricted cash	6,045	822	5,807

	278,309	42,991	31,901

NON-CURRENT ASSETS
Investment properties	1,297,849	1,245,902	1,291,096
Investment in joint venture	137,707	97,852	136,251
Real estate loan receivable, net	27,850	27,631	27,850
Available for sale financial asset	5,305	5,305	5,305
Restricted cash	13,383	—	—

	1,482,094	1,376,690	1,460,502

Total assets	$1,760,403	$1,419,681	$1,492,403
LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$203,128	$2,427	$13,649
Accounts payable and accrued liabilities	17,204	12,952	16,695
Due to Parent Company	5,668	—	1,137
Other liabilities	7,346	4,576	8,931

	233,346	19,955	40,412
LONG-TERM LIABILITIES
Notes and bonds payable, net	368,121	547,613	533,674
Debentures, net	248,599	—	—
Rental security deposits	5,434	4,987	5,260
	622,154	552,600	538,934

Total liabilities	855,500	572,555	579,346

EQUITY
Owner's net equity	813,195	741,279	808,435
Non-controlling interests	91,708	105,847	104,622

Total equity	904,903	847,126	913,057

Total liabilities and equity	$1,760,403	$1,419,681	$1,492,403
The accompanying notes are an integral part of the interim consolidated financial statements.

May 10, 2016	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith Hall
Date of approval of	Waldvogel, Jeffrey	McMillan, Peter III	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended March 31,		Year ended December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$22,644	$21,639	$87,897
Tenant reimbursements	4,754	4,310	18,313
Interest income from real estate loans receivable	—	975	1,968
Other operating income	780	798	3,304

Total revenues and other income	28,178	27,722	111,482

Expenses:
Operating, maintenance, and management fees	(9,520)	(8,944)	(37,512)
Real estate taxes and insurance	(3,874)	(3,659)	(14,565)

Total expenses	(13,394)	(12,603)	(52,077)

Gross profit	14,784	15,119	59,405

Fair value adjustment of investment properties, net	(2,554)	(710)	37,304
Equity in income of unconsolidated joint venture	856	943	37,424
Asset management fees to affiliate	(2,088)	(2,053)	(8,348)
General and administrative expenses	(295)	(190)	(568)

Operating profit	10,703	13,109	125,217

Finance income	5	7	17
Finance expenses	(5,177)	(3,911)	(14,986)
Foreign currency transaction adjustments	(303)	—	—

Net income	$5,228	$9,205	$110,248

Net income attributable to owner	$5,489	$9,735	$109,805
Net income (loss) attributable to non-controlling interests	(261)	(530)	443

Net income	$5,228	$9,205	$110,248
The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended March 31,		Year ended December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands

Net income	$5,228	$9,205	$110,248

Total comprehensive income	$5,228	$9,205	$110,248

Total comprehensive income attributable to owner	$5,489	$9,735	$109,805

Total comprehensive income (loss) attributable to non-controlling interests	(261)	(530)	443

Total comprehensive income	$5,228	$9,205	$110,248

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2016 (audited)	$419,267	$389,168	$—	$808,435	$104,622	$913,057

Net income	—	5,489	—	5,489	(261)	5,228
Total comprehensive income	—	5,489	—	5,489	(261)	5,228
Dividends to Owner	—	(6,600)		(6,600)		(6,600)
Distributions to Owner	(27,087)	—	—	(27,087)	—	(27,087)
Contributions from Owner	20,879	—	—	20,879	—	20,879
Acquisitions of non-controlling interests	—	—	12,079	12,079	(12,820)	(741)
Non-controlling interests contributions	—	—		—	167	167

Balance at March 31, 2016	$413,059	$388,057	$12,079	$813,195	$91,708	$904,903

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2015 (audited)	$461,522	$279,363	$—	$740,885	$110,178	$851,063

Net income	—	9,735	—	9,735	(530)	9,205
Total comprehensive income	—	9,735	—	9,735	(530)	9,205
Distributions to Owner	(25,060)	—		(25,060)	—	(25,060)
Contributions from Owner	15,719	—	—	15,719	—	15,719
Non-controlling interests contributions	—	—	—	—	239	239
Distributions to non-controlling interests	—	—	—	—	(4,040)	(4,040)

Balance at March 31, 2015	$452,181	$289,098	$—	$741,279	$105,847	$847,126

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited

Balance at January 1, 2015	$461,522	$279,363	$—	$740,885	$110,178	$851,063

Net income	—	109,805	—	109,805	443	110,248
Total comprehensive income	—	109,805	—	109,805	443	110,248
Distributions to Owner	(104,300)	—		(104,300)	—	(104,300)
Contributions from Owner	62,045	—	—	62,045	—	62,045
Non-controlling interests contributions	—	—	—	—	1,343	1,343
Distributions to non-controlling interests	—	—	—	—	(7,342)	(7,342)

Balance at December 31, 2015	$419,267	$389,168	$—	$808,435	$104,622	$913,057

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net income	$5,228	$9,205	$110,248
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of unconsolidated joint venture	(856)	(943)	(37,424)
Fair value adjustment on investment properties, net	2,554	710	(37,304)
Deferred rent	(556)	(1,379)	(4,499)
Bad debt expense	210	70	331
Financing expense, net	5,177	3,911	14,986
Financing income, net	(5)	(7)	(17)
Interest income from note receivable, net	—	(975)	(1,968)
Foreign currency transaction adjustments	303	—	—
Changes in assets and liabilities:
Restricted cash	(409)	1,439	1,201
Rents and other receivables	(447)	(943)	(747)
Prepaid expenses and other assets	(2,156)	(1,223)	(2,092)
Accounts payable and accrued liabilities	(1,543)	(3,369)	503
Rental security deposits	174	—	273
Due to Parent Company	17	—	—
Other liabilities	3	371	703
Lease incentive additions	(329)	(75)	(642)

Net cash provided by operating activities	7,365	6,792	43,552

Cash Flows from Investing Activities:
Improvements to investment properties	(8,200)	(11,108)	(39,167)
Proceeds from sales of investment properties, net	—	15,734	44,684
Proceeds from insurance claims	—	—	294
Investment in unconsolidated joint venture	(600)	(840)	(2,759)
Finance income received	5	773	1,821
Restricted cash for capital expenditures	(7,771)	(19)	—
Funding of restricted cash for development obligations	—	—	(4,643)

Net cash (used in) provided by investing activities	(16,566)	4,540	230

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from notes payable	$286,300	$30,066	$61,189
Principal payments on notes payable	(13,645)	(4,813)	(40,631)
Payments of deferred financing costs	(7,955)	(5)	(25)
Interest paid	(3,584)	(3,178)	(12,265)
Due to Parent Company	3,850	—	—
Restricted cash for debt service obligations	(5,386)	—	—
Non-controlling interests contributions	167	239	1,343
Distributions to non-controlling interests	—	(4,040)	(7,342)
Acquisition of non-controlling interests	(741)	—	—
Dividends to Owner	(6,600)	—	—
Distributions to Owner	(27,087)	(25,060)	(104,300)
Contributions from Owner	20,879	15,719	62,045

Net cash provided by (used in) financing activities	246,198	8,928	(39,986)

Effect of exchange rate changes on cash and cash equivalents	8,614	—	—

Net increase in cash and cash equivalents	245,611	20,260	3,796
Cash and cash equivalents, beginning of period	21,072	17,276	17,276

Cash and cash equivalents, end of period	266,683	37,536	21,072

Supplemental Disclosure of Noncash Investing and Financing Activities:

Increase in deferred financing fees due to affiliates and payable	$859	$—	$1,137

Increase in accrual improvements to real estate	$122	$—	$—

Increase in lease commission payable	$8	$195	$135

Increase in development obligation	$—	$—	$4,643

Decrease in restricted cash in connection with development obligations	$(842)	$—	$(515)
The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	GENERAL INFORMATION
a.The accompanying unaudited interim financial statements have been prepared in a condensed format as of March 31, 2016 and for the three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2015 and for the year then ended and the accompanying notes ("annual financial statements").
b.The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans.
c.Acquisition of investments from the Operating Partnership (controlling shareholder) and presentation of consolidated financial statements:
Concurrent with the placement of bonds of the Company and the admission of the Company's bonds to trading on the Tel-Aviv Stock Exchange (see note 7), on March 8, 2016 the Company (through a subsidiary) acquired real estate projects (assets and liabilities) from the transferring entities (the transferring entities) that are controlled by the Controlling Shareholder before and after the above transfer (the Acquisition). In consideration for the Acquisition, the Company issued 10,000 common shares with no par value to the Operating Partnership.
As of March 31, 2016, the Operating Partnership owned 10 office properties, one office campus consisting of nine office buildings, one office portfolio consisting of four office buildings and 25 acres of undeveloped land, one office portfolio consisting of three office properties, one retail property, two apartment properties, two investments in undeveloped land encompassing an aggregate of 1,670 acres, one first mortgage loan and two investments in unconsolidated joint ventures.
Since the Company acquired these operations from the transferring entities, which are controlled by the same controlling shareholder of the Company before and after the Acquisition, the Acquisition is not a business combination within the scope of IFRS 3. The Company is accounting for the Acquisition in a manner similar to a pooling of interests. Thus, the condensed interim consolidated financial statements comprise the statements of financial position and results of operations of the Company and of the operations acquired from the transferring entities to reflect the Acquisition as if it had occurred at the beginning of the earliest period presented (January 1, 2013). For certain projects that were acquired by the transferring entities subsequent to January 1, 2013, the condensed interim consolidated financial statements reflect the net assets (liabilities) of these projects and the activities from the dates those projects were acquired by the transferring entities.

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES
a.    Basis of preparation of the interim consolidated financial statements:
The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES (Cont.)
b.    Initial adoption of new Standards, Interpretations and Amendments by the Company:
The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

NOTE 3:	INVESTMENT IN SIGNIFICANT JOINT VENTURE
The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.
Summarized information about the statement of financial position and the statement of profit of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	March 31,		December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands

Current assets	$11,099	$11,040	$11,124
Non-current assets (investment property)	411,225	327,720	408,525
Current liabilities	7,199	5,515	6,005
Non-current liabilities	159,553	164,330	160,783

Equity	$255,572	$168,915	$252,861
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$137,707	$97,852	$136,251
(1) The company holds 60% of KBS SOR SREF III 110 William, LLC.

	Three months ended March 31,		Year ended December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands

Revenues	$7,726	$7,710	$31,892
Gross profit	3,787	3,672	15,594
Operating profit (*)	3,212	3,489	88,783
Net profit (*)	1,711	1,957	82,703
Share of profit from joint venture (Based) on the waterfall mechanism)	856	944	37,424
(*)Includes revaluation of investment property	$(575)	$(183)	$72,945

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4:	CASH AND CASH EQUIVALENTS
As of March 31, 2016, the Company recorded cash and cash equivalents of $266.7 million, which included 918.8 million New Israeli Shekels ($244.6 million). As of December 31, 2015 and March 31, 2015, all cash and cash equivalents held by the Company was in U.S. dollars.

NOTE 5:	DUE TO PARENT COMPANY
As of March 31, 2016, the Company had $5.7 million due to the Parent Company. The amount primarily relates to amounts borrowed from the Parent Company for capital expenditures and deferred financing costs.

NOTE 6:	FINANCIAL INSTRUMENTS
The fair value of non-current notes payables as of March 31, 2016 is not materially different from its fair value as presented in the annual pro-forma consolidated financial statements as of December 31, 2015.  The fair value of the bond payable as of March 31, 2016 was approximately $260.9 million (979.8 million NIS).

NOTE 7:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
Bond Issuance
On March 8, 2016, the Company issued bonds (series A) (the “Debentures”) in the amount of New Israeli Shekels (“NIS”) 970.2 million par value ($249.2 million). The bonds are registered in the Tel Aviv Stock Exchange. The bonds (series A) are not linked (principal and interest) to any index.
The bonds (Series A) shall be repaid (principal) in five (5) equal annual installments on March 1st of each of the years from 2019 to 2023, such that each of the payment shall be equal to 20% of the total par value of the bonds (Series A).
The outstanding balance of the principal of the bonds (Series A) shall bear fixed annual interest at 4.25% (but subject to adjustments in the event of a change in the rating of the bonds (Series A) and/or noncompliance with financial covenants). The annual interest rate may increase by increments of 0.25% as a result of downgrades in the credit rating of the bonds (Series A) by rating agencies or by increments of 0.5% as a result of violations of certain financial covenants set forth in the deed of trust. The cumulative increase in the interest rate as a result of these events is limited and shall not exceed an aggregate of 1.75%.
The interest on the bonds (Series A) shall be paid in two semiannual installments on March 1st and September 1st starting September 1st, 2016 until March 1, 2023.
The aggregate offering costs were approximately $ 9.8 million and the effective interest rate is approximately 5.2%.
Concurrent with the placement of bonds, on March 8, 2016, the Operating Partnership assigned to the Company all of its interests in the subsidiaries through which the Parent Company indirectly owns all of its real estate and real estate-related investments.  The Operating Partnership owns all of the issued and outstanding equity of the Company.  As a result of these transactions, the Parent Company now holds all of its real estate and real estate-related investments indirectly through the Company.
In accordance with the deed of trust of the bonds (series A), the Company must maintain a minimum Consolidated Equity Capital of the Company (including minority interests) of $475 million.  The Company is also subject to other financial covenants such as the Ratio of Debt to CAP and a Ratio of Debt to EBITDA.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)
In addition, within the deed of trust, some restrictions regarding dividend distribution were determined, among other- the Company undertakes not to make any distribution unless the Consolidated Equity Capital of the Company (including minority interests) less the amount of the distribution will not be less than $ 600 million. However, the Parent Company must comply with certain dividend restriction by law, by which the Parent Company must distribute up to 100% of its taxable income in order to comply with REIT regulations.  The Company is not restricted from making distributions to the Parent Company in order to comply with such REIT regulations.
Dividend approval
In March 2016, the Company declared and paid a distribution of dividend in the amount of $ 6.6 million to the Owner.
Acquisitions of Non-controlling Interests
On March 18, 2016, the Company increased its membership interest in the Park Highlands joint venture from 50.1% to 51.58% by acquiring an additional 1.48% membership interest from one of the joint venture partners, which was also the managing member. On March 18, 2016, the Company increased its membership interest in the Park Highlands II joint venture from 99.5% to 100% by acquiring the remaining 0.5% membership interest from its joint venture partner, which was also the managing member. The total amount paid for these membership interests was $0.7 million. The carrying amount of the non-controlling interests that were acquired (based on the waterfall mechanism) was $12.8 million. As a result of this acquisition, the Company recognized $12.1 million as paid in capital resulting from transactions with non-controlling interests.

NOTE 8:	SUBSEQUENT EVENTS
University House First Mortgage
On June 30, 2015, the University House First Mortgage matured without repayment.  As a result, on July 1, 2015, the Company provided noticed to the borrower of default and may commence foreclosure proceedings on, or otherwise take title to, the property securing the University House First Mortgage.
On April 21, 2016, the University House First Mortgage Lender entered into an assignment of mortgage to assign the University House First Mortgage Loan to an assignee unaffiliated with the Company or the Advisor. On April 22, 2016, the Company received $31.6 million in connection with the assignment of the University House First Mortgage Loan. The proceeds received from the assignment reflects the entire principal balance and interest due, including any default interest, as of April 21, 2016, plus any legal costs incurred by the Company in connection with the assignment.
Acquisition of Westpark Portfolio
On May 10, 2016, the Company, through an indirect wholly owned subsidiary, acquired a portfolio of 21 office/flex/industrial buildings containing a total of 778,472 rentable square feet located on approximately 41 acres of land in Redmond, Washington (the “Westpark Portfolio”). The purchase price of the Westpark Portfolio was $128.0 million plus closing costs.
As of May 10, 2016, Westpark Portfolio was 82% leased to over 100 tenants with a weighted-average remaining lease term for the tenants is approximately 3.0 years.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8:	SUBSEQUENT EVENTS (Cont.)
Probable Acquisition of 353 Sacramento
On May 9, 2016, the Company, through an indirect wholly owned subsidiary, entered into a real estate sale agreement to purchase an office building containing 284,751 rentable square feet located on approximately 0.35 acres of land in San Francisco, California (“353 Sacramento”). The contractual purchase price of 353 Sacramento is $169.5 million plus closing costs. There can be no assurance that the Company will complete the acquisition. In some circumstances, if the Company fails to complete the acquisition, it may forfeit up to $8.0 million of earnest money.
As of May 9, 2016, 353 Sacramento was 87% leased to 25 tenants with a weighted-average remaining lease term for the tenants is approximately 2.2 years.